UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2007

Fortress International Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-51426	20-2027651
(Commission File Number)	(IRS Employer Identification No.)

9841 Broken Land Parkway, Columbia, Maryland 21046
(Address of Principal Executive Offices) (Zip Code)

(410) 312-9988
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Fortress International Group, Inc. (the “Company”) intends to meet with investors beginning the week of June 4, 2007 and present certain investor information regarding the Company.

Pursuant to Regulation FD, the Company is hereby furnishing the investor presentation as Exhibit 99.1, which is incorporated by reference into this Item 7.01. This information is being “furnished” to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Further information on factors that could affect the Company’s financial and other results is included in the Company’s recent filings with the SEC.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Document
99.1	Investor presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress International Group, Inc.
(Registrant)

Date: June 1, 2007	By:	/s/ Thomas P. Rosato
Thomas P. Rosato
Chief Executive Officer